================================================================================




                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 7, 2010

                           Gateway Energy Corporation
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   0-6404                44-0651207
           --------                   ------                ----------
(State or other jurisdiction of    (Commission           (I.R.S. Employer
        incorporation)             File Number)         Identification No.)

                           1415 Louisiana, Suite4100,
                              Houston, Texas 77002
                              --------------------
                (Address of principal executive office)(Zip Code)

                                 (713) 336-0844
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01    Entry into a Material Definitive Agreement.

     On January 7, 2010, Gateway Pipeline Company ("Buyer"), a wholly-owned subsidiary of Gateway Energy Corporation (the "Company") entered into a Purchase and Sale Agreement ("Agreement") with Hickory Creek Gathering, L.P. ("Hickory Creek"), and Range Operating Texas, LLC ("Range").

     Pursuant to the Agreement, Buyer acquired the Hickory Creek Gathering System from Hickory Creek and Range, for a total purchase price of $3.9 million. The purchase price will be adjusted to reflect that the transaction will be effective as of November 1, 2009. The Hickory Creek Gathering System is located in Denton County, Texas.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement. The Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

     The information provided in Item 1.01, above, is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

     On January 11, 2010, the Company issued a press release disclosing the execution of the Purchase and Sale Agreement, a copy of which is furnished as
Exhibit 99.1 hereto.


Item 9.01    Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit
-----------         ----------------------

10.1 Purchase and Sale Agreement, dated January 7, 2010, by and among Gateway Pipeline Company, Hickory Creek Gathering, L.P. and Range Operating Texas, LLC.

99.1 Press release dated January 11, 2010, announcing the acquisition of the Hickory Creek Gathering System.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Gateway Energy Corporation


                                           By: /s/ Robert Panico
                                           -------------------------------------
                                           Robert Panico
                                           President and Chief Executive Officer

Date:  January 11, 2010

                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

10.2 Purchase and Sale Agreement, dated January 7, 2010, by and among Gateway Pipeline Company, Hickory Creek Gathering, L.P. and Range Operating Texas, LLC.

99.1 Press release dated January 11, 2010, announcing the acquisition of the Hickory Creek Gathering System.